Exhibit 32

Mechanical Technology, Incorporated
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of Mechanical Technology, Incorporated (the “Company”) for the twelve month periods ended December 31, 2008 and 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peng K. Lim, Chief Executive Officer of the Company, certify, pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Sections 1350(a) and (b)), that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 27, 2009	/s/ Peng K. Lim
Peng K. Lim
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)